                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL


                     PEGASUS SATELLITE COMMUNICATIONS, INC.
                                Offer to Exchange
          its 12 3/4% Series B Cumulative Exchangeable Preferred Stock
                       for any and all of its outstanding
            12 3/4% Series A Cumulative Exchangeable Preferred Stock,

                   CUSIP No. 70558A 304 (Accredited Investors)
                  CUSIP No. 70558A 403 (Unaccredited Investors)
                   CUSIP No. U70569 204 (Regulation S Holders)


               Pursuant to the Prospectus dated as of May __, 2001


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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________,
2001, UNLESS FURTHER EXTENDED (THE "EXCHANGE OFFER EXPIRATION DATE"). HOLDERS OF SERIES A PREFERRED STOCK (AS DEFINED HEREIN) MUST TENDER THEIR SERIES A
PREFERRED STOCK PRIOR TO THE EXCHANGE OFFER EXPIRATION DATE IN ORDER TO RECEIVE SERIES B PREFERRED STOCK (AS DEFINED HEREIN). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXCHANGE OFFER EXPIRATION DATE, BUT NOT THEREAFTER (EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED MORE FULLY HEREIN).
--------------------------------------------------------------------------------

                             The Exchange Agent is:

                                                        First Union National Bank

                 By Mail:                             By Hand/Overnight Express:                       By Facsimile:
        First Union National Bank                     First Union National Bank                       (704) 590-7628
     1525 West W.T. Harris Blvd., 3C3              1525 West W.T. Harris Blvd., 3C3
         Charlotte, NC 28288-1153                        Charlotte, NC 28262                        To confirm receipt:
       Attention: Laura Richardson                   Attention: Laura Richardson                      (704) 590-7414
        Telephone: (704) 590-7414                     Telephone: (704) 590-7414

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges that it has received and reviewed the prospectus dated as of May __, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), of Pegasus Satellite Communications, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, shall constitute the Company's (i) offer to exchange (the "Exchange Offer") its 12-3/4% Series B Cumulative Exchangeable Preferred Stock (the "Series B Preferred Stock") for any and all of its outstanding 12-3/4% Series A Cumulative Exchangeable Preferred Stock (the "Series A Preferred Stock"), as further described in the Prospectus. Recipients of the Prospectus should read the requirements described therein with respect to their eligibility to participate in the Exchange Offer.

         The undersigned hereby tenders to the Company the Series A Preferred Stock described in the box entitled "Description of Series A Preferred Stock" below. The undersigned hereby represents that it is the registered owner of all of the Series A Preferred Stock so described and that it has received from each beneficial owner of Series A Preferred Stock (collectively, the "Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal instructing the undersigned to take the actions and authorizing the undersigned to make certain representations, on behalf of the Beneficial Owner, with respect to such Beneficial Owner described in this Letter of Transmittal.

         This Letter of Transmittal is to be used by a holder of Series A Preferred Stock (i) (a) if certificates representing Series A Preferred Stock are to be forwarded herewith, (b) if delivery of Series A Preferred Stock is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption The Exchange Offer--Procedures for Tendering, or (c) if a tender is made pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption The Exchange Offer--Guaranteed Delivery Procedures, and (ii) instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

         The undersigned hereby represents and warrants that the information received from the beneficial owners is accurately reflected in the box entitled "Beneficial Owner(s)--Residence."

         Any Beneficial Owner whose Series A Preferred Stock is registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Series A Preferred Stock promptly and instruct such registered holder of Series A Preferred Stock to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Series A Preferred Stock, either make appropriate arrangements to register ownership of the Series A Preferred Stock in such Beneficial Owner's name or obtain a properly completed stock power from the registered holder of Series A Preferred Stock. The transfer of record ownership may take considerable time.

         In order to properly complete this Letter of Transmittal, a holder of Series A Preferred Stock must (i) complete the box entitled "Description of Series A Preferred Stock," (ii) complete the box entitled "Beneficial Owner(s)--Residence," (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iv) sign the Letter of Transmittal by completing the box entitled "Sign Here," and (v) complete the Substitute Form W-9. No holder of Series A Preferred Stock may withdraw a tender of Series A Preferred Stock after the Exchange Offer Expiration Date, unless the Exchange Offer is terminated without any Series A Preferred Stock being exchanged thereunder. See The Exchange Offer - Withdrawal of Tenders in the Prospectus. Holders of Series A Preferred Stock who do not tender their Series A Preferred Stock prior to the Exchange Offer Expiration Date will not receive Series B Preferred Stock.

         Holders of Series A Preferred Stock who desire to tender their Series A Preferred Stock for exchange and (i) whose Series A Preferred Stock is not immediately available or (ii) who cannot deliver their Series A Preferred Stock, this Letter of Transmittal and all other documents required to be delivered hereby to the Exchange Agent on or prior to the Exchange Offer Expiration Date must tender their Series A Preferred Stock pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption The Exchange Offer--Guaranteed Delivery Procedures. See Instruction 2.

         Holders of Series A Preferred Stock who desire to tender their Series A Preferred Stock for exchange must complete columns (1) through (3) in the box below entitled "Description of Series A Preferred Stock" and sign this Letter of Transmittal by completing the box below entitled "Sign Here." If only those columns are completed, such holder of Series A Preferred Stock will have tendered for exchange with respect to all Series A Preferred Stock listed in column (3) below. If a holder of Series A Preferred Stock desires to tender for exchange less than all of such holder's Series A Preferred Stock, column (4) must be completed in full. In such case, such holder of Preferred Stock should refer to Instruction 5.

                     DESCRIPTION OF SERIES A PREFERRED STOCK

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                                 (1)                                         (2)                 (3)                  (4)

                                                                                              Aggregate        Total Liquidation
           Name(s) and Address(es) of Registered Holder(s)                                   Liquidation         Preference of
      of Series A Preferred Stock, exactly as name(s) appear(s)                              Preference         Preferred Stock
              on Series A Preferred Stock Certificate(s)                 Certificate       Represented by         Tendered For
                      Please fill in, if blank)                           Number(s)      Certificate(s) (1)         Exchange
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
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                   Total Liquidation Preference of
                  Series A Preferred Stock Tendered:
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1.  Unless otherwise indicated in the column "Total Liquidation Preference of Preferred Stock Tendered For Exchange," any
    tendering holder of Series A Preferred Stock will be deemed to have tendered the entire aggregate liquidation preference of
    Preferred Stock represented by the column labeled "Aggregate Liquidation Preference Represented by Certificate(s)."
-----------------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SERIES A PREFERRED STOCK IS ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED SERIES A PREFERRED STOCK IS BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:
                              -------------------------------------------------
Account Number:
               ----------------------------------------------------------------

Transaction Code Number:
                        -------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES
    OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     --------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

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                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

     To be completed ONLY (i) if the Series B Preferred Stock issued in exchange for Series A Preferred Stock certificates for Series A Preferred Stock in a number of shares not exchanged for Series B Preferred Stock, or Series A Preferred Stock (if any) not tendered for exchange, is to be issued in the name of someone other than the undersigned or (ii) if Series A Preferred Stock tendered by book-entry transfer which is not exchanged is to be returned by credit to an account maintained at DTC.

Issue to:

Name __________________________________________________________________________
                             (Please Type or Print)

Address _______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                               (Include Zip Code)

_______________________________________________________________________________
               (Taxpayer Identification or Social Security Number)

     Credit Series A Preferred Stock not exchanged and delivered by book-entry transfer to DTC account set forth below:

_______________________________________________________________________________
                                (Account Number)
--------------------------------------------------------------------------------

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                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

     To be completed ONLY if the Series B Preferred Stock issued in exchange for Series A Preferred Stock, certificates for Series A Preferred Stock in a number of shares not exchanged for Series B Preferred Stock, or Series A Preferred Stock (if any) not tendered for exchange, is to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:

Name __________________________________________________________________________
                             (Please Type or Print)

Address _______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                               (Include Zip Code)

_______________________________________________________________________________
               (Taxpayer Identification or Social Security Number)
--------------------------------------------------------------------------------

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                                                BENEFICIAL OWNER(S) -- RESIDENCE
-------------------------------------------------------------------------------------------------------------------------------
    State of Domicile/Principal Place of business of Each             Aggregate Liquidation Preference of Series A Preferred
        Beneficial Owner of Series A Preferred Stock                       Stock Held for Account of Beneficial Owner(s)
--------------------------------------------------------------       ----------------------------------------------------------
--------------------------------------------------------------       ----------------------------------------------------------

--------------------------------------------------------------       ----------------------------------------------------------

--------------------------------------------------------------       ----------------------------------------------------------

--------------------------------------------------------------       ----------------------------------------------------------

--------------------------------------------------------------       ----------------------------------------------------------

--------------------------------------------------------------       ----------------------------------------------------------

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

                             CERTIFICATE OF EXCHANGE

         Re: Pegasus Communications Corporation's 12-3/4% Series A Cumulative
             Exchangeable Preferred Stock

         The undersigned is the registered holder of the Series A Preferred Stock and tenders the Series A Preferred Stock or interest in such Series A Preferred Stock specified in "Description of Series A Preferred Stock" in exchange for Series B Preferred Stock.


Capitalized terms used but not defined herein shall have the meanings given by the Letter of Transmittal.


                                        ---------------------------------------
                                                  (Please Print Name)


                                        By:
                                           ------------------------------------
                                                    Name:
                                                    Title:

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Pursuant to the Exchange Offer, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, the undersigned hereby tenders to the Company for exchange the Series A Preferred Stock indicated above.

         By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Series A Preferred Stock tendered for exchange herewith, the undersigned (i) will have irrevocably sold, assigned, transferred and exchanged to the Company all right, title and interest in, to and under all of the Series A Preferred Stock tendered for exchange hereby, (ii) hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Series A Preferred Stock with respect to such Series A Preferred Stock, with full power of substitution to (a) deliver certificates representing such Series A Preferred Stock, or transfer ownership of such Series A Preferred Stock on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (b) present and deliver such Series A Preferred Stock for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Series A Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that (i) the undersigned is the owner of the Series A Preferred Stock tendered for exchange hereby, (ii) the undersigned has full power and authority to tender, exchange, assign and transfer the Series A Preferred Stock, and (iii) that when such Series A Preferred Stock is accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Series A Preferred Stock.

         For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Series A Preferred Stock if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Series A Preferred Stock pursuant to the Exchange Offer may be withdrawn at any time prior to, but not after, the Exchange Offer Expiration Date, unless the Exchange Offer is terminated without any Series A Preferred Stock being exchanged thereunder. See The Exchange Offer -- Withdrawal of Tenders in the Prospectus. The undersigned further understands that tendered Series A Preferred Stock may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time on or prior to the Exchange Offer Expiration Date.

         The undersigned acknowledges that the Company's acceptance of Series A Preferred Stock validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled The Exchange Offer and in the instructions hereto will, with respect to such Series A Preferred Stock, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         The Exchange Offer is subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption The Exchange Offer--Conditions of the Exchange Offer. The undersigned recognizes that as a result of such conditions, the Company may not be required to accept the Series A Preferred Stock properly tendered hereby. In such an event, tendered Series A Preferred Stock not accepted for purchase will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the applicable Exchange Offer Expiration Date or the date on which the Exchange Offer is terminated without any Series A Preferred Stock being purchased thereunder.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Series A Preferred Stock not accepted for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the applicable box entitled "Special Delivery Instructions," please mail any certificates for Series A Preferred Stock not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Series B Preferred Stock issued in exchange for the Series A Preferred Stock accepted for exchange in the name(s) of, and return any Series A Preferred Stock not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Series A Preferred Stock from the name of the holder of Series A Preferred Stock thereof if the Company does not accept for exchange any of the Series A Preferred Stock so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to the Series B Preferred Stock.

         IN ORDER TO VALIDLY TENDER SERIES A PREFERRED STOCK FOR EXCHANGE, HOLDERS OF SERIES A PREFERRED STOCK MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL, UNLESS, IN THE CASE OF BOOK-ENTRY TRANSFER, INSTRUCTIONS ARE BEING TRANSMITTED THROUGH THE DTC AUTOMATED TENDER OFFER PROGRAM ("ATOP").

         Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Series A Preferred Stock is irrevocable.

--------------------------------------------------------------------------------
                                    SIGN HERE

                   -------------------------------------------
                            Signature(s) of Owner(s)

                  Dated: ________________________________, 2001

Must be signed by the registered holder(s) of Series A Preferred Stock exactly as name(s) appear(s) on certificate(s) representing the Series A Preferred Stock or on a security position listing or by person(s) authorized to become registered Series A Preferred Stock holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

         Name(s):__________________________________________________

         __________________________________________________________
                                 (Please Print)

         Capacity (full title):____________________________________

         __________________________________________________________

         Address:__________________________________________________

         __________________________________________________________
                               (Include Zip Code)

Principal place of business (if different from address listed above):

         __________________________________________________________
                               (Include Zip Code)

               Area Code and Telephone No.: (____) ________________

                 Tax Identification or Social Security Numbers:

         __________________________________________________________
                       Please complete Substitute Form W-9

                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:______________________________________________

Dated:_____________________________________________________________

Name and Title:____________________________________________________
                                 (Please Print)

Name and Title:____________________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule l7Ad-l5 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         a. The Securities Transfer Agents Medallion Program (STAMP)

         b. The New York Stock Exchange Medallion Signature Program (MSP)

         c. The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Series A Preferred Stock tendered herewith and such registered holder(s) have not completed either of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) if such Series A Preferred Stock is tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         2. Delivery of this Letter of Transmittal, Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Series A Preferred Stock (i) (a) if certificates are to be forwarded herewith or (b) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled The Exchange Offer, and (ii) if instructions are not being transmitted through ATOP. Certificates for all physically tendered Series A Preferred Stock or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an agent's message (as defined in the Prospectus) in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date. Holders of Series A Preferred Stock who elect to tender Series A Preferred Stock and (i) whose Series A Preferred Stock is not immediately available, or (ii) who cannot deliver the Series A Preferred Stock, this Letter of Transmittal or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date, must tender their Series A Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if: (a) such tender are made through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Series A Preferred Stock, the certificate number(s) of such Series A Preferred Stock and the principal amount of Series A Preferred Stock tendered for exchange, stating that tender is being made and guaranteeing that, within three New York Stock Exchange trading days after the Exchange Offer Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificate(s) representing such Series A Preferred Stock (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificate(s) for all tendered Series A Preferred Stock, in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Exchange Offer Expiration Date.

         THE METHOD OF DELIVERY OF SERIES A PREFERRED STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY SHALL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXCHANGE OFFER EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL, THE AGENT'S MESSAGE, THE NOTICE OF GUARANTEED DELIVERY, BOOK-ENTRY CONFIRMATION NOR ANY SERIES A PREFERRED STOCK SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders of Series A Preferred Stock, by execution of this Letter of Transmittal (or facsimile hereof, if applicable) or the agent's message, waive any right to receive notice of the acceptance of their Series A Preferred Stock for exchange.

         3. Inadequate Space. If the space provided in the box entitled "Description of Series A Preferred Stock" above is inadequate, the certificate numbers and liquidation preferences of the Series A Preferred Stock being tendered should be listed on a separate signed schedule affixed hereto.

         4. Withdrawals and Revocations. A tender of Series A Preferred Stock may be withdrawn at any time until 5:00 p.m., New York City time, on the Exchange Offer Expiration Date. Tendered Series A Preferred Stock may not be withdrawn at any time after the Exchange Offer Expiration Date unless the Exchange Offer is terminated without any Series A Preferred Stock being purchased thereunder. In the event of such a termination, all tendered Series A Preferred Stock will be returned to the tendering holder as promptly as practicable.

         If certificates representing Series A Preferred Stock to be withdrawn have been delivered or otherwise identified to the Exchange Agent, then the name of the registered holder and the serial numbers of the particular certificate evidencing the Series A Preferred Stock to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, except in the case of Series A Preferred Stock tendered by an Eligible Institution (in which case no signature guarantee shall be required), must also be so furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Series A Preferred Stock. If Series A Preferred Stock has been tendered pursuant to the procedures for book-entry transfer as set forth herein, any notice of withdrawal must also specify the name and number of the account at DTC to be credited with the withdrawn Series A Preferred Stock. Any Series A Preferred Stock so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Series B Preferred Stock will be issued unless the Series A Preferred Stock so withdrawn is validly retendered. Properly withdrawn Series A Preferred Stock may be retendered by following one of the procedures described in the section of the Prospectus entitled The Exchange Offer--Procedures for Tendering at any time prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date.

         5. Partial Tenders. If a tender for exchange is to be made with respect to less than all of the aggregate liquidation preference of any Series A Preferred Stock, fill in the liquidation preference of shares of Series A Preferred Stock which are tendered for exchange in column (4) of the box entitled "Description of Series A Preferred Stock," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate for the remainder of the shares of Series A Preferred Stock will, unless otherwise indicated in the appropriate box on this Letter of Transmittal, be sent to the holders of the Series A Preferred Stock as promptly as practicable after the expiration or termination of the Exchange Offer.

         6. Signatures on this Letter of Transmittal; Assignment and
Endorsements.

         (a) The signature(s) of the holder of Series A Preferred Stock on this Letter of Transmittal must correspond with the name(s) as written on the face of the Series A Preferred Stock without alteration, enlargement or any change whatsoever.

         (b) If tendered Series A Preferred Stock is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered Series A Preferred Stock is registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

         (d) When this Letter of Transmittal is signed by the holder of the Series A Preferred Stock listed and transmitted hereby, no endorsements of Series A Preferred Stock or stock powers are required. If, however, Series A Preferred Stock not tendered or not accepted is to be issued or returned in the name of a person other than the holder of the Series A Preferred Stock, then the Series A Preferred Stock transmitted hereby must be endorsed or accompanied by a properly completed stock power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of the Series A Preferred Stock appear(s) on the Series A Preferred Stock. Signatures on such Series A Preferred Stock or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or Series A Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of Series A Preferred Stock listed, the Series A Preferred Stock must be endorsed or accompanied by a properly completed stock power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Series A Preferred Stock appear(s) on the certificates. Signatures on such Series A Preferred Stock or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the exchange of Series A Preferred Stock pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Series A Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         8. Special Issuance and Delivery Instructions. If the Series B Preferred Stock is to be issued, or if any Series A Preferred Stock not tendered for exchange is to be issued or sent to someone other than the holder of Series A Preferred Stock or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Series A Preferred Stock tendering Series A Preferred Stock by book-entry transfer may request that Series A Preferred Stock not accepted be credited to such account maintained at DTC as such holder of Series A Preferred Stock may designate.

         9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance, revocation and withdrawal of tendered Series A Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Series A Preferred Stock not properly tendered, or any Series A Preferred Stock the Company's acceptance of which and the subsequent issuance of Series B Preferred Stock would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Series A Preferred Stock. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Preferred Stock must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Series A Preferred Stock, none of the Company, the Exchange Agent or any other person shall incur any liability for failure to give such notification. Tenders of Series A Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Preferred Stock received by the Exchange Agent that is not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Exchange Offer Expiration Date.

         10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under The Exchange Offer--Conditions of the Exchange Offer in the Prospectus in the case of any Series A Preferred Stock tendered (except as otherwise provided in the Prospectus).

         11. Mutilated, Lost, Stolen or Destroyed Series A Preferred Stock. Any tendering Holder whose Series A Preferred Stock has been mutilated, lost, stolen or destroyed should contact the Exchange Agent listed below for further instructions:

                            First Union National Bank
                        1525 West W.T. Harris Blvd., 3C3
                            Charlotte, NC 28288-1153
                           Attention: Laura Richardson

         12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at its address or telephone number set forth on the back cover of the Prospectus.

         Important: This Letter of Transmittal (or a facsimile thereof, if applicable) or an agent's message, in the case of book-entry transfer, together with certificates, or confirmation of book-entry or the notice of guaranteed delivery, and all other required documents must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Exchange Offer Expiration Date with respect to holders wishing to receive the Series B Preferred Stock.

                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, a holder of Series A Preferred Stock whose tendered Series A Preferred Stock is accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either: (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Series A Preferred Stock is awaiting a TIN) and that (A) the holder of Series A Preferred Stock has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Series A Preferred Stock that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Series A Preferred Stock is an individual, the TIN is such holder's social security number. If the exchange agent is not provided with the correct taxpayer identification number, the holder of Series A Preferred Stock may be subject to certain penalties imposed by the Internal Revenue Service.

         Certain holders of Series A Preferred Stock (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Series A Preferred Stock should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Series A Preferred Stock or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. The holder of Series A Preferred Stock is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Series A Preferred Stock.

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
     OF 12 3/4% SERIES A CUMULATIVE EXCHANGEABLE PREFERRED STOCK OF PEGASUS
                         SATELLITE COMMUNICATIONS, INC.

         The undersigned hereby acknowledges receipt of the prospectus dated May __, 2001, as the same may be amended or supplemented from time to time, (the "Prospectus"), of Pegasus Satellite Communications, Inc., a Delaware corporation (the "Company" or "Pegasus"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus shall constitute the Company's
(i) offer to exchange (the "Exchange Offer") its 12-3/4% Series B Cumulative Exchangeable Preferred Stock (the "Series B Preferred Stock") for any and all of its outstanding 12-3/4% Series A Cumulative Exchangeable Preferred Stock (the "Series A Preferred Stock"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer.

         This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Series A Preferred Stock held by you for the account of the undersigned.

         The aggregate liquidation preference of the shares of Series A Preferred Stock held by you for the account of the undersigned is (fill in amount):

         $____________ in liquidation preference of Series A Preferred Stock.

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         [ ] To TENDER Series A Preferred Stock held by you for the account of the undersigned (insert total liquidation preference of Series A Preferred Stock to be tendered):

         $___________ in liquidation preference of the Series A Preferred Stock.

         [ ] NOT to TENDER any Series A Preferred Stock held by you for the account of the undersigned.

             If the undersigned instructs you to tender the Series A Preferred Stock held by you for the account of the undersigned, it is understood that you are authorized: (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Series A Preferred Stock, including but not limited to the representations that the undersigned's principal residence is in the state of (fill in state) ____________ (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Series A Preferred Stock.

         The undersigned is the beneficial owner of Series A Preferred Stock and has instructed you to tender the Series A Preferred Stock or interest in such Series A Preferred Stock specified in "Description of Series A Preferred Stock" in exchange for Series B Preferred Stock.


                                    SIGN HERE

Name of Beneficial Owner(s): __________________________________________________

_______________________________________________________________________________

Signature(s): _________________________________________________________________

_______________________________________________________________________________

Name(s) (please print): _______________________________________________________

_______________________________________________________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________

Principal place of business (if different from address listed above): _________

_______________________________________________________________________________

_______________________________________________________________________________

Telephone Number(s): __________________________________________________________

_______________________________________________________________________________

Taxpayer Identification or Social Security Number(s): _________________________

_______________________________________________________________________________

Date: _________________________________________________________________________

-------------------------------------------------------------------------------------------------------------------------------
                           PAYER'S NAME:
-------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                                                                     Social Security Number
Form W-9
                                                                                             -------------------------
Department of the Treasury                  Part I-- PLEASE  PROVIDE YOUR TIN IN THE                     OR
Internal Revenue Service                    BOX AT RIGHT AND  CERTIFY BY SIGNING AND
                                            DATING BELOW.
Payer's Request for Taxpayer                                                               Employer Identification Number
Identification Number (TIN)
                                                                                              ------------------------
-------------------------------------------------------------------------------------------------------------------------------

Part II -- Certifications -- Under penalties of perjury, I certify that:

(1)      The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and

(2)      I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the
         "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the
         IRS has notified me that I am no longer subject to backup withholding.

Certification Instruction -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Part III -- Awaiting TIN [ ]
-------------------------------------------------------------------------------------------------------------------------------

Name __________________________________________________________________________________________________________________________
                                                        (Please Print)

Address _______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                                     (Including Zip Code)

Signature _______________________________________________________________________________ Date ________________________________
-------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
                     PAYOR'S NAME: FIRST UNION NATIONAL BANK
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a Taxpayer Identification Number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

SIGNATURE _____________________________________________ DATE __________________
--------------------------------------------------------------------------------